UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    July 18, 2024
BENSON HILL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39835	85-3374823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1001 North Warson Rd, Ste 300
St. Louis, Missouri 63132
(Address of principal executive offices)
(314) 222-8218
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	BHIL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Reverse Stock Split
On July 18, 2024, Benson Hill, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), as described below under Item 5.07 of this Current Report on Form 8-K. At the Annual Meeting, the stockholders of the Company approved a proposal to authorize the Company’s Board of Directors (the “Board”), in its discretion following the Annual Meeting, to amend the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of all of the outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a ratio in the range of 1-for-10 to 1-for-50, with the exact ratio within such range to be determined by the Board in its discretion.
Also on July 18, 2024, following the Annual Meeting, the Board approved the reverse stock split at a ratio of 1-for-35 (the “Reverse Stock Split”).
As a result of the Reverse Stock Split, every thirty five (35) shares of Common Stock issued and outstanding prior to the Effective Time (as defined below) are being automatically reclassified and combined into one (1) new share of Common Stock without any action on the part of the holders. Proportionate adjustments are also being made to the exercise prices and the number of shares underlying the Company’s outstanding equity awards, as applicable, as well as to the number of shares issuable under the Company’s equity incentive plans and warrants, in accordance with their terms. The Reverse Stock Split does not decrease the number of authorized shares of Common Stock or otherwise affect the par value of the Common Stock.
No fractional shares will be issued in connection with the Reverse Stock Split. In lieu of issuing fractional shares, the Company will pay, or cause to be paid, to each stockholder who otherwise would have been entitled to a fraction of a share an amount in cash (without interest or deduction) equal to the closing price of the Common Stock on July 18, 2024, as reported on the New York Stock Exchange (the “NYSE”), multiplied by the fractional share amount.
Trading of the Common Stock on the NYSE is expected to commence on a split-adjusted basis when the market opens on July 19, 2024, under the existing trading symbol “BHIL.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 082490202.
Officer Exculpation
On July 18, 2024, at the Annual Meeting, the stockholders of the Company approved an amendment to the Certificate of Incorporation to provide for the exculpation of officers of the Company to the fullest extent permitted under Delaware law (the “Officer Exculpation Amendment”).
Certificate of Amendment and Effective Time
On July 18, 2024, the Company filed a certificate of amendment (the “Certificate of Amendment”) to the Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Reverse Stock Split and the Officer Exculpation Amendment. The Certificate of Amendment will become effective as of 4:01 p.m., Eastern Time, on July 18, 2024 (the “Effective Time”).
The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on July 18, 2024. At the Annual Meeting, there were present, in person or by proxy, 170,569,436 shares of the Company’s Common Stock or approximately 80.45% of the total outstanding shares entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. At the Annual Meeting, stockholders present voted on the following proposals and the results were as follows:

Proposal No. 1:	Election of Directors.
The Company’s stockholders elected all of the director nominees to the Board, to serve until the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified.

Nominees	For	Against	Abstain	Broker Non-Vote
Adrienne Elsner	130,736,817	4,514,349	402,951	34,915,319
DeAnn Brunts	108,612,118	26,415,219	626,780	34,915,319
J. Stephan Dolezalek	103,638,358	31,558,487	457,272	34,915,319
Daniel Jacobi	109,125,556	26,013,436	515,125	34,915,319
Richard Mack	103,262,345	12,024,199	20,367,573	34,915,319
Molly Montgomery	108,028,377	24,677,539	2,948,201	34,915,319
Craig Rohr	118,180,425	5,526,289	11,947,403	34,915,319
Linda Whitley-Taylor	123,042,161	12,152,346	459,610	34,915,319

Proposal No. 2:	Ratification of Appointment of Independent Registered Public Accounting Firm.
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain
164,804,842	5,473,790	290,804

Proposal No. 3:	Amendment of Certificate of Incorporation to Effect a Reverse Stock Split.
The Company’s stockholders approved the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Common Stock at a ratio in the range of 1-for-10 to 1-for-50, with such ratio to be determined at the discretion of the Board.

For	Against	Abstain
157,816,215	12,203,795	549,426

Proposal No. 4:	Amendment of Certificate of Incorporation to Provide for Officer Exculpation.
The Company’s stockholders approved the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to provide for the exculpation of certain of the Company’s officers as permitted by Delaware law.

For	Against	Abstain	Broker Non-Vote
129,532,125	5,476,666	645,326	34,915,319

Proposal No. 5:	Adjournment of the Annual Meeting to a Later Date.
The Company’s stockholders approved the adjournment of the Annual Meeting to a later date or dates if the Board deems it necessary or appropriate, including to solicit additional proxies in favor of the other proposals. However, such an adjournment was not necessary in light of the approval of the other proposals.

For	Against	Abstain
147,886,469	22,236,390	446,577

Item 7.01	Regulation FD Disclosure.
On July 18, 2024, the Company issued a press release regarding the Reverse Stock Split and the filing of the Certificate of Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form  8-K and is incorporated by reference herein.
Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, nor shall such information be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as Exhibit 99.1 hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Benson Hill, Inc.
99.1	Press Release, dated July 18, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements
Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. Forward-looking statements include statements relating to management’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include, among other things, statements regarding: the Reverse Stock Split and its anticipated impacts and benefits, including the expectation that it will increase the per share trading price of the Company’s common stock in a manner sufficient for the Company to regain compliance with the NYSE’s minimum share price requirement; expectations regarding the timeline to implement the Reverse Stock Split; the anticipated impact of the Reverse Stock Split on the Company’s outstanding equity awards, options and warrants; and any implication that the Company will be able to maintain compliance with the NYSE’s continued listing standards. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the risk that the Reverse Stock Split will fail to accomplish its anticipated results, including by failing to increase the per share trading price of the Company’s common stock for a sufficient period of time for the Company to regain compliance with the NYSE’s minimum share price requirement; risks that the Reverse Stock Split may not be implemented on the Company’s expected timeline; ongoing risks that Company may fail to comply with other NYSE continued listing requirements; risks relating to the proper and timely execution of the Reverse Stock Split by the Company and various third parties, including the Company’s transfer agent; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our Annual Report on Form 10-K for the year ended December 31, 2023, which is available on the SEC's website at www.sec.gov. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any duty to update these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENSON HILL, INC.

By:	/s/ Susan Keefe
Susan Keefe
Chief Financial Officer
Date: July 18, 2024